    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 7, 2006

                       1933 ACT REGISTRATION NO. 333-37728
                       1940 ACT REGISTRATION NO. 811-07325

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                       POST-EFFECTIVE AMENDMENT NO. 16 [X]

                                       AND

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
                       POST-EFFECTIVE AMENDMENT NO. 62 [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                           PRUCO LIFE FLEXIBLE PREMIUM
                            VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-7333
    (Address and telephone number of depositor's principal executive offices)

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                          PRUCO LIFE INSURANCE COMPANY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-4708

                     (Name and address of agent for service)

                                   Copies to:

                             C. CHRISTOPHER SPRAGUE
                        VICE PRESIDENT, CORORATE COUNSEL
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-6997

It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on February 7, 2006 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on __________ pursuant to paragraph (a)(3) of Rule 485

If appropriate, check the following box: [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      Title of Securities Being Registered:
               Interests in Individual Variable Annuity Contracts

                                      Note:

Registrant is filing this Post-Effective Amendment No. 16 to the Registration Statement for the purpose of including in the Registration Statement a Prospectus Supplement, which adds, among other things, a new benefit entitled Spousal Lifetime Five. The prospectus, statement of additional information and Part C that were filed as part of Post-Effective Amendment No. 15 filed with the SEC on April 8, 2005 are hereby incorporated by reference. Third quarter unaudited financial statements that were filed with the SEC on November 14, 2005 on Form 10-Q, file number 33-37587, are hereby incorporated by reference. By amending this registration statement to add the instant supplement, we do not intend to supersede versions of the prospectus and statement of additional information for this annuity that remain current.

                                      Note:

Other than as set forth herein, this Post-Effective Amendment No. 16 to the Registration Statement does not amend or delete any other portion of Part C that was filed with the SEC on April 8, 2005 as part of Post-Effective Amendment No. 15.

                          PRUCO LIFE INSURANCE COMPANY

                         STRATEGIC PARTNERS(SM) ADVISOR
                       STRATEGIC PARTNERS(SM) ANNUITY ONE
                      STRATEGIC PARTNERS(SM) ANNUITY ONE 3
                        STRATEGIC PARTNERS(SM) FLEXELITE
                           STRATEGIC PARTNERS(SM) PLUS
                          STRATEGIC PARTNERS(SM) PLUS 3
                          STRATEGIC PARTNERS(SM) SELECT

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         STRATEGIC PARTNERS(SM) ADVISOR
                      STRATEGIC PARTNERS(SM) ANNUITY ONE 3
                          STRATEGIC PARTNERS(SM) PLUS 3
                          STRATEGIC PARTNERS(SM) SELECT

                        SUPPLEMENT, DATED MARCH 20, 2006
                                       TO
                         PROSPECTUSES, DATED MAY 2, 2005

We are issuing this supplement to describe changes to certain of the above-referenced prospectuses, including the addition of a new optional insurance benefit ---- namely, the Spousal Lifetime Five Income Benefit that will be available to contract owners on or after March 20, 2006, or upon subsequent state approval. In addition, we have added three new portfolios of American Skandia Trust ("AST") that are being offered as new variable investment options under each of the above-referenced products. Finally, the supplement discusses changes to the sub-advisers for certain of the underlying portfolios.

CHANGES THAT APPLY TO EACH OF THE ABOVE PROSPECTUSES

THE PRUDENTIAL SERIES FUND - SUB-ADVISER CHANGE

     - SP Large Cap Value Portfolio: Dreman Value Management LLC has been added as a sub-adviser, and will manage a portion of the portfolio. Hotchkis and Wiley Capital Management and J.P. Morgan Investment Management Inc. will each continue to manage a portion of the portfolio.

AMERICAN SKANDIA TRUST - SUB-ADVISER/NAME CHANGES

     - AST Small-Cap Value Portfolio: Dreman Value Management LLC has been added as a sub-adviser, and will manage a portion of the portfolio. Salomon Brothers Asset Management Inc., Integrity Asset Management, J.P. Morgan Investment Management, Inc. and Lee Munder Investments, Ltd. will each continue to manage a portion of the portfolio.

     - AST Large-Cap Value Portfolio: Dreman Value Management LLC has been added as a sub-adviser, and will manage a portion of the portfolio. J.P. Morgan Investment Management, Inc. and Hotchkis & Wiley Capital Management, LLC will continue to manage a portion of the portfolio.

     - AST Goldman Sachs High Yield Portfolio: Pacific Investment Management Company LLC has been added as a sub-adviser and will manage a portion of the portfolio. Goldman Sachs Asset Management, L.P. will continue to manage a portion of the portfolio. As a result, the portfolio's name has changed to AST High Yield Portfolio.

AMERICAN SKANDIA TRUST - NEW UNDERLYING PORTFOLIO ADDITIONS

     - Effective March 20, 2006, the following underlying portfolios will be offered as new variable investment options: AST First Trust Balanced Target Portfolio, AST First Trust Capital Appreciation Target Portfolio, and AST Advanced Strategies Portfolio.

As a result of the above changes, the portions of the chart in the sub-section entitled "Variable Investment Options" of Section 2 of each prospectus entitled "What Investment Options Can I Choose?" is revised as follows:

                                                                                                         PORTFOLIO
       STYLE/                              INVESTMENT OBJECTIVES/POLICIES                                 ADVISER/
        TYPE                                                                                            SUB-ADVISER
--------------------    -----------------------------------------------------------------------     -------------------------
LARGE CAP VALUE         SP LARGE CAP VALUE PORTFOLIO: seeks long-term growth of capital.  The       Hotchkis and Wiley
                        Portfolio normally invests at least 80% of investable assets in             Capital Management /
                        common stocks and securities convertible into common stock of               J.P. Morgan Investment
                        companies that are believed to be undervalued and have an                   Management Inc. /
                        above-average potential to increase in price, given the company's           Dreman Value Management
                        sales, earnings, book value, cash flow and recent performance.  The         LLC
                        Portfolio seeks to achieve its objective through investments primarily in equity securities of large capitalization companies.
                        (Effective December 5, 2005, this Portfolio was closed to new purchasers and to existing contract owners who had not previously invested in the Portfolio).

SMALL CAP VALUE         AST SMALL-CAP VALUE PORTFOLIO: seeks to provide long-term capital           Integrity Asset
                        growth by investing primarily in small-capitalization stocks that           Management / Lee Munder
                        appear to be undervalued.  The Portfolio will have a non-fundamental        Investments, Ltd. /
                        policy to invest, under normal circumstances, at least 80% of the           J.P. Morgan Investment
                        value of its net assets in small capitalization stocks.  The                Management, Inc.
                        Portfolio will focus on common stocks that appear to be undervalued.        Salomon Brothers Asset
                                                                                                    Management Inc. /
                                                                                                    Dreman Value Management
                                                                                                    LLC


LARGE CAP               AST LARGE-CAP VALUE PORTFOLIO (FORMERLY AST HOTCHKIS & WILEY                Hotchkis and Wiley
VALUE                   LARGE-CAP VALUE PORTFOLIO): seeks current income and long-term growth       Capital Management, LLC
                        of income, as well as capital appreciation. The Portfolio                   / J.P. Morgan Investment
                        invests, under normal circumstances, at least 80% of its net assets         Management, Inc. / Dreman Value
                        in common stocks of large cap U.S. companies. The Portfolio focuses         Management LLC
                        on common stocks that have a high cash dividend or payout yield relative to the market or that possess relative value within sectors.


FIXED INCOME            AST HIGH YIELD PORTFOLIO (FORMERLY AST GOLDMAN SACHS HIGH YIELD             Goldman Sachs Asset
                        PORTFOLIO): seeks a high level of current income and may also               Management, L.P. /
                        consider the potential for capital appreciation.  The Portfolio             Pacific Investment
                        invests, under normal circumstances, at least 80% of its net assets         Management Company  LLC
                        plus any borrowings for investment purposes (measured at time of            (PIMCO)
                        purchase) in high yield, fixed-income securities that, at the time of purchase, are non-investment grade securities.  Such securities are sometimes referred to as "junk bonds."

                                                                                                         PORTFOLIO
       STYLE/                              INVESTMENT OBJECTIVES/POLICIES                                 ADVISER/
        TYPE                                                                                            SUB-ADVISER
--------------------    -----------------------------------------------------------------------     -------------------------
ASSET ALLOCATION/       AST FIRST TRUST BALANCED TARGET PORTFOLIO: seeks long-term capital          First Trust Advisors
BALANCED                growth balanced by current income. The Portfolio normally invests           L.P.
                        approximately 65% of its total assets in equity securities and 35% in fixed income securities. Depending on market
                        conditions, the equity portion may range between 60-70% and the fixed income portion between 30-40%. The Portfolio
                        allocates its assets across a number of uniquely
                        specialized quantitative investment strategies.


ASSET ALLOCATION/       AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO: seeks                First Trust Advisors
BALANCED                long-term growth of capital. The Portfolio normally invests                 L.P.
                        approximately 80% of its total assets in equity securities and 20% in fixed income securities. Depending on market
                        conditions, the equity portion may range between 75-85% and the fixed income portion between 15-25%. The Portfolio
                        allocates its assets across a number of uniquely
                        specialized quantitative investment strategies.


ASSET ALLOCATION/       AST ADVANCED STRATEGIES PORTFOLIO:  seeks a high level of absolute          Marsico Capital
BALANCED                return.  The Portfolio invests primarily in a diversified portfolio         Management, LLC / T. Rowe
                        of equity and fixed income securities across different investment           Price Associates,
                        categories and investment managers.  The Portfolio pursues a                Inc. / LSV Asset
                        combination of traditional and non-traditional investment strategies.       Management / William
                                                                                                    Blair & Company, L.L.C.
                                                                                                    / Pacific Investment
                                                                                                    Management Company LLC
                                                                                                   (PIMCO)

In the "Summary of Contract Expenses" section of each of the above-referenced prospectuses, within the table entitled "Underlying Mutual Fund Portfolio Annual Expenses," we include information regarding the estimated fees for the three new American Skandia Trust portfolios, including applicable footnotes.

                                                                                                    TOTAL ANNUAL
                                                    MANAGEMENT         OTHER        12B-1       PORTFOLIO OPERATING
                                                     FEES(1)        EXPENSES(2)     FEES              EXPENSES
AMERICAN SKANDIA TRUST
  AST First Trust Balanced Target Portfolio           0.85%            0.19%        None               1.04%
  AST First Trust Capital Appreciation
  Target Portfolio                                    0.85%            0.19%        None               1.04%
  AST Advanced Strategies Portfolio                   0.85%            0.19%        None               1.04%


1. The investment managers for each Portfolio have voluntarily undertaken to waive 0.05% of their investment management fee on Portfolio assets in excess of $1 billion. Each waiver is voluntary and may be modified or terminated at any time without prior notice.

2. Based on estimated amounts for the current fiscal year. The estimated other expenses shown in the chart for each Portfolio are based upon an expected asset level. The actual other expenses paid by a Portfolio may be greater or less than those indicated above.

In the "Summary of Contract Expenses" within the table entitled "Underlying Mutual Fund Portfolio Annual Expenses," we revise the pertinent section within each of the above-referenced prospectuses to reflect a change in the management fee for the Gartmore Variable Investment Trust - GVIT Developing Markets Fund. Specifically, beginning January 1, 2006, the Fund implemented a performance fee structure and also on that date, the base management fee for the Fund, expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers, was lowered by 0.10% (i.e., to 1.05%). Beginning January 1, 2007, the management fee may be adjusted upward or downward, depending on the Fund's performance relative to its benchmark.

In Section 1 of each of the above-referenced prospectuses, which addresses What Is The Variable Annuity?, we replace the second paragraph with the following:

     "This annuity contract benefits from tax deferral when it is sold outside a tax-favored plan (generally called a non-qualified annuity). Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract.

          If you purchase the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract. In other words, you need not purchase this contract to gain the preferential tax treatment provided by your retirement plan. Therefore, before purchasing an annuity in a tax-favored plan, you should consider whether its features and benefits beyond tax deferral, including the death benefit and income benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this annuity compared with any other investment that you may use in connection with your retirement plan or arrangement."

CHANGES THAT APPLY TO CERTAIN OF THE ABOVE PROSPECTUSES

The following is added after the second sentence of the first paragraph on the cover page of Pruco Life Insurance Company Strategic Partners Advisor, Strategic Partners Annuity One, Strategic Partners Annuity One 3, Strategic Partners FlexElite, and Strategic Partners Select and Pruco Life Insurance Company of New Jersey Strategic Partners Advisor, Strategic Partners Annuity One 3, and Strategic Partners Select prospectuses:

     "Please note that selling broker-dealer firms through which the contract is sold may decline to make available to their customers certain of the optional features offered generally under the contract. Alternatively, such firms may restrict the availability of the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the contract). Please speak to your registered representative for further details."

In the Glossary section of the prospectuses for Pruco Life Insurance Company Strategic Partners Annuity One 3, Strategic Partners FlexElite (version of contract sold on or after May 1, 2003), and Strategic Partners Plus 3, we revise certain definitions, as follows:

The following definition for "Annual Income Amount" is revised to read as follows:

     "Under the terms of the Lifetime Five Income Benefit, an amount that you can withdraw each year as long as the annuitant lives. The annual income amount is set initially as a percentage of the Protected Withdrawal Value, but will be adjusted to reflect subsequent purchase payments, withdrawals, and any step-up. Under the Spousal Lifetime Five Income Benefit, the annual income amount is paid until the later death of two natural persons who are each other's spouses at the time of election and at the first death of one of them."

We add the following as the last sentence to the definition for "Lifetime Five Income Benefit":

     "We also offer a variant of the Lifetime Five Income Benefit to certain spousal owners - - see "Spousal Lifetime Five Income Benefit."

We add the following sentence at the end of the definition for "Protected Withdrawal Value":

     "Under the Spousal Lifetime Five Income Benefit, Protected Withdrawal Value refers to a value that is used to determine the Annual Income Amount. The initial Protected Withdrawal Value is equal to the greater of three specified amounts. (See "Initial Protected Withdrawal Value" within the section describing the Spousal Lifetime Five Income Benefit.)"

In the Glossary section of the prospectuses for Pruco Life Insurance Company Strategic Partners Annuity One 3, Strategic Partners FlexElite (version of contract sold on or after May 1, 2003), and Strategic Partners Plus 3 prospectuses we add the following new definitions:

DESIGNATED LIFE

For purposes of the Spousal Lifetime Five Income Benefit, a Designated Life refers to each of two natural persons who are each other's spouses at the time of election of the Spousal Lifetime Five Income Benefit and at the first death of one of them.

EXCESS INCOME/EXCESS WITHDRAWAL

Under the Spousal Lifetime Five Income Benefit and Lifetime Five Income Benefit, Excess Income refers to cumulative withdrawals that exceed the Annual Income Amount. Under the Lifetime Five Income Benefit, Excess Withdrawal refers to cumulative withdrawals that exceed the Annual Withdrawal Amount.

SPOUSAL LIFETIME FIVE INCOME BENEFIT

An optional feature available for an additional charge that guarantees the ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on the contract value, subject to our rules regarding the timing and amount of withdrawals. Under the Spousal Lifetime Five Income Benefit, an annual income amount is paid until the later death of two natural persons who are each other's spouses at the time of election and at the first death of one of them.

******************

The following is added after the second paragraph of Summary Section 5 entitled "What Is The Lifetime FiveSM Income Benefit? of the prospectuses for Pruco Life Insurance Company Strategic Partners Annuity One 3, Strategic Partners FlexElite (version of contract sold on or after May 1, 2003), and Strategic Partners Plus 3:

     "In addition to the Lifetime Five Income Benefit, we offer a benefit called the Spousal Lifetime Five Income Benefit. The Spousal Lifetime Five Income benefit is similar to the Lifetime Five Income Benefit, except that it is offered only to those who are each other's spouses at the time the benefit is elected, and the benefit offers only a Life Income Benefit (not the Withdrawal Benefit). The charge for the Spousal Lifetime Five Income Benefit is a daily fee equal on an annual basis to 0.75% of the contract value allocated to the variable investment options. The charge is in addition to the charge for the applicable death benefit."

\The following is added as the last sub-bullet under the second bullet in Summary Section 8 of the prospectuses for Pruco Life Insurance Company Strategic Partners Annuity One 3, Strategic Partners FlexElite (version of contract sold on or after May 1, 2003), and Strategic Partners Plus 3 prospectuses:

     "---- 0.75% if you choose the Spousal Lifetime Five Income Benefit. This charge is in addition to the charge for the applicable death benefit."

The following line item is included under "Insurance and Administrative Expenses With The Indicated Benefits" in the "Periodic Account Expenses" table in the "Summary of Contract Expenses" section of the Pruco Life Insurance Company Strategic Partners Annuity One 3 and Strategic Partners Plus 3 prospectuses:

INSURANCE AND ADMINISTRATIVE EXPENSES WITH THE INDICATED BENEFITS

     AS A PERCENTAGE OF ACCOUNT VALUE IN VARIABLE INVESTMENT OPTIONS:

                                                                                         CONTRACT
                                                                      CONTRACT WITH      WITHOUT
                                                                      CREDIT             CREDIT
Base Death Benefit with Spousal Lifetime Five Income Benefit          2.25%              2.15%


The following line item is included under "Insurance and Administrative Expenses With The Indicated Benefits" in the "Periodic Account Expenses" table in the "Summary of Contract Expenses" section of the Pruco Life Insurance Company Strategic Partners FlexElite prospectus (applies only to the version of the contract sold on or after May 1, 2003, or upon subsequent state approval):

INSURANCE AND ADMINISTRATIVE EXPENSES WITH THE INDICATED BENEFITS

     AS A PERCENTAGE OF ACCOUNT VALUE IN VARIABLE INVESTMENT OPTIONS:

Base Death Benefit with Spousal Lifetime Five Income Benefit                            2.40%

In Section 5 entitled "What Is The Lifetime Five Income Benefit?" of each of the above-referenced prospectuses (except for the Strategic Partners Select prospectuses), we make the following changes:

We amend the third and fourth sentences under the section entitled "Protected Withdrawal Value" to read as follows:

     "The initial Protected Withdrawal Value is equal to the greater of (A) the contract value on the date you elect Lifetime Five growing at 5% per year from the date of your election, plus any subsequent purchase payments growing at 5% per year from the application of the purchase payment to your contract, until the earlier of the date of your first withdrawal or the 10th anniversary of the benefit effective date, (B) the contract value as of the date of the first withdrawal from your contract, prior to the withdrawal, and (C) the highest contract value on each contract anniversary prior to the first withdrawal or on the first 10 contract anniversaries after the benefit effective date if earlier than the date of your first withdrawal. With respect to (A) and (C) above, each value is increased by the amount of any subsequent purchase payments. In determining Protected Withdrawal Value, we include, as part of purchase payments, the amount of any credits granted with respect to such purchase payments for Strategic Partners Annuity One 3 and Strategic Partners Plus 3."

We amend the second paragraph immediately after the bullet points within the section entitled "Protected Withdrawal Value" to read as follows:

          "You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your contract value is greater than the Protected Withdrawal Value. If you elected Lifetime Five prior to March 20, 2006 and that original election remains in effect, then you are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under Lifetime Five. Under contracts with Lifetime Five elected prior to March 20, 2006, the Protected Withdrawal Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elected Lifetime Five on or after March 20, 2006, then you are eligible to step-up the Protected Withdrawal Value on or after the 3rd anniversary of the first withdrawal under Lifetime Five. Under contracts with Lifetime Five elected on or after March 20, 2006, the Protected Withdrawal Value can be stepped up again on or after the 3rd anniversary following the preceding step-up. In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value, and on the date you elect to step-up, the charges under Lifetime Five have changed for new purchasers, you may be subject to the new charge going forward."

We add the following paragraph after the third paragraph within the section entitled "Protected Withdrawal Value":

          "We also offer an "auto step-up" feature. You may elect this feature either at the time you elect Lifetime Five or after you have elected Lifetime Five. If, on the date that we implement an auto step-up to your Protected Withdrawal Value, the charges under Lifetime Five have changed for new purchasers, you may be subject to the new charge at the time of such step-up. We implement an auto step-up only at specific times and if contract value has attained or exceeded a certain amount. Specifically, if you have never implemented a step-up, then an auto step-up can occur on the contract anniversary next following the 3rd anniversary of the first withdrawal under Lifetime Five (or 5th anniversary for elections of Lifetime Five made prior to March 20, 2006) and can occur each contract anniversary thereafter. If you have implemented a step-up (whether initiated directly by you or effected under the auto step-up program), then an auto step-up can occur on the contract anniversary next following the 3rd anniversary (or 5th anniversary for elections of Lifetime Five made prior to March 20, 2006) of the prior step-up, and can occur each contract anniversary thereafter. We will effect an auto step-up only if, on the contract anniversary that the auto step-up is scheduled to occur, 5% of the contract value equals or exceeds 105% times the Annual Income Amount. Because the formula that determines when an auto step-up is effected differs from that which allows you to initiate a step-up on your own, scenarios may arise in which you may be allowed to initiate a step-up even though no auto step-up would occur."

For the prospectuses for Pruco Life Insurance Company Strategic Partners Annuity One 3, Strategic Partners FlexElite (version of contract sold on or after May 1,
2003), and Strategic Partners Plus 3, we add the following paragraphs after the second paragraph within the section entitled "Termination of Lifetime Five":

          "While you may terminate Lifetime Five at any time, we may not terminate the benefit other than in the circumstances listed above. However, we may stop offering Lifetime Five for new elections or re-elections at any time in the future.

          Currently, if you terminate Lifetime Five, you will only be permitted to re-elect the benefit or elect the Spousal Lifetime Five Income Benefit on any anniversary of the contract date that is at least 90 calendar days from the date the benefit was last terminated.

          If you elected Lifetime Five at the time you purchased your contract and prior to March 20, 2006, and you terminate Lifetime Five, there will be no waiting period before you can re-elect the benefit or elect Spousal Lifetime Five. However, once you choose to re-elect/elect, the waiting period described above will apply to subsequent re-elections. If you elected Lifetime Five after the time you purchased your contract, but prior to March 20, 2006, and you terminate Lifetime Five, you must wait until the contract anniversary following your cancellation before you can re-elect the benefit or elect Spousal Lifetime Five. Once you choose to re-elect/elect, the waiting period described above will apply to subsequent re-elections. We reserve the right to limit the re-election/election frequency in the future. Before making any such change to the re-election/election frequency, we will provide prior notice to contract owners who have an effective Lifetime Five Income Benefit."

For the prospectuses for Pruco Life Insurance Company Strategic Partners Advisor, Strategic Partners Annuity One, and Strategic Partners Plus, and Pruco Life Insurance Company of New Jersey Strategic Partners Advisor, we add the following paragraphs after the second paragraph within the section entitled "Termination of Lifetime Five":

          "While you may terminate Lifetime Five at any time, we may not terminate the benefit other than in the circumstances listed above. However, we may stop offering Lifetime Five for new elections or re-elections at any time in the future.

          Currently, if you terminate Lifetime Five, you will only be permitted to re-elect the benefit on any anniversary of the contract date that is at least 90 calendar days from the date the benefit was last terminated.

          If you elected Lifetime Five at the time you purchased your contract and prior to March 20, 2006, and you terminate Lifetime Five, there will be no waiting period before you can re-elect the benefit. However, once you choose to re-elect/elect, the waiting period described above will apply to subsequent re-elections. If you elected Lifetime Five after the time you purchased your contract, but prior to March 20, 2006, and you terminate Lifetime Five, you must wait until the contract anniversary following your cancellation before you can re-elect the benefit or elect Spousal Lifetime Five. Once you choose to re-elect/elect, the waiting period described above will apply to subsequent re-elections. We reserve the right to limit the re-election/election frequency in the future. Before making any such change to the re-election/election frequency, we will provide prior notice to contract owners who have an effective Lifetime Five Income Benefit."

******************


We add a new section to the prospectuses for Pruco Life Insurance Company Strategic Partners Annuity One 3, Strategic Partners FlexElite (version of contract sold on or after May 1, 2003), and Strategic Partners Plus 3 immediately following the section entitled "Additional Tax Considerations for Qualified Contracts":

SPOUSAL LIFETIME FIVE INCOME BENEFIT

The Spousal Lifetime Five Income Benefit (Spousal Lifetime Five) described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, if you elect Spousal Lifetime Five and subsequently terminate the benefit, there will be a restriction on your ability to re-elect Spousal Lifetime Five and Lifetime Five. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to contract owners who have an effective Spousal Lifetime Five Income Benefit. Spousal Lifetime Five must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 55 years old when the benefit is elected. Spousal Lifetime Five is not available if you elect any other optional living or death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your contract value in accordance with the then permitted and available option(s).

     We offer a benefit that guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount (Spousal Life Income Benefit) equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the contract value, subject to our rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the contract value is zero. Spousal Lifetime Five may be appropriate if you intend to make periodic withdrawals from your annuity, wish to ensure that market performance will not affect your ability to receive annual payments and you wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

INITIAL PROTECTED WITHDRAWAL VALUE

The initial Protected Withdrawal Value is used to determine the amount of the initial annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the contract following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the contract value on the date you elect Spousal Lifetime Five growing at 5% per year from the date of your election, plus any subsequent purchase payments growing at 5% per year from the application of the purchase payment to your contract, until the earlier of the date of your first withdrawal or the 10th anniversary of the benefit effective date, (B) the contract value as of the date of the first withdrawal from your contract, prior to the withdrawal, and (C) the highest contract value on each contract anniversary prior to the first withdrawal or on the first 10 contract anniversaries after the benefit effective date if earlier than the date of your first withdrawal. With respect to (A) and
(C) above, each value is increased by the amount of any subsequent purchase payments. In determining Protected Withdrawal Value, we include, as part of purchase payments, the amount of any credits granted with respect to such purchase payments for Strategic Partners Annuity One 3 and Strategic Partners Plus 3.

- If you elect Spousal Lifetime Five at the time you purchase your contract, the contract value will be your initial purchase payment.

- For existing contract owners who are electing the Spousal Lifetime Five Benefit, the contract value on the date of your election of Spousal Lifetime Five will be used to determine the initial Protected Withdrawal Value.

ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFE INCOME BENEFIT

The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under Spousal Lifetime Five, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that contract year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the contract value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply.

     You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your contract value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 3rd anniversary of the first withdrawal under Spousal Lifetime Five. The Annual Income Amount can be stepped up again on or after the 3rd anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount, and on the date you elect to step-up, the charges under Spousal Lifetime Five have changed for new purchasers, you may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your contract value after the step-up. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the purchase payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

     We also offer an "auto step-up" feature. You may elect this feature either at the time you elect Spousal Lifetime Five or after you have elected Spousal Lifetime Five. If, on the date that we implement an auto step-up to your Annual Income Amount, the charges under Spousal Lifetime Five have changed for new purchasers, your benefit may be subject to the new charge at the time of such auto step-up. We implement an auto step-up only at specific times and if contract value has attained or exceeded a certain amount. Specifically, if you have never implemented a step-up, then an auto step-up can occur on the contract anniversary on or next following the 3rd anniversary of the first withdrawal under Spousal Lifetime Five, and can occur each contract anniversary thereafter. If you have implemented a step-up (whether initiated directly by you or effected under the auto step-up program), then an auto step-up can occur on the contract anniversary on or next following the 3rd anniversary of the prior step-up, and can occur each contract anniversary thereafter. We will effect an auto step-up only if, on the contract anniversary that the auto step-up is scheduled to occur, 5% of the contract value equals or exceeds 105% times the Annual Income Amount. Because the formula that determines when an auto step-up is effected differs from that which allows you to initiate a step-up on your own, scenarios may arise in which you may be allowed to initiate a step-up even though no auto step-up would occur.

     Spousal Lifetime Five does not affect your ability to make withdrawals under your contract or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Lifetime Five, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that contract year.

     If, cumulatively, you withdraw an amount less than the Annual Income Amount under Spousal Life Income Benefit in any contract year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent contract years.

     The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the contract date and the effective date of Spousal Lifetime Five are February 1, 2005; 2.) an initial purchase payment of $250,000; 3.) the contract value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the contract value is equal to $263,000; and 5.) the contract value on March 1, 2009 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Income Benefit.


     The initial Protected Withdrawal Value is calculated as the greatest of
(a), (b) and (c):

     (a) Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 x 1.05(393/365) =
          $263,484.33

     (b) Contract value on March 1, 2006 (the date of the first withdrawal) = $263,000

     (c) Contract value on February 1, 2006 (the first Annuity Anniversary) = $265,000

     Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION

If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:

     - Remaining Annual Income Amount for current contract year = $13,250 - $10,000 = $3,250 Annual Income Amount for future contract years remains at $13,250

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS

If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:

     -    Remaining Annual Income Amount for current contract year = $0

     - Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future contract years.

     - Reduction to Annual Income Amount = Excess Income/Contract Value before Excess Income x Annual Income Amount = $1,750 / ($263,000 - $13,250) x $13,250 = $93

     -    Annual Income Amount for future contract years = $13,250 - $93 =
          $13,157

EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT

If a step-up of the Annual Income Amount is requested on March 1, 2009, the request will be accepted because 5% of the contract value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

BENEFITS UNDER SPOUSAL LIFETIME FIVE

- To the extent that your contract value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that contract year equal to the remaining Annual Income Amount for the contract year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your contract value was reduced to zero. In subsequent contract years we make payments that equal the Annual Income Amount as described above. No further purchase payments will be accepted under your contract. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current contract year that reduced your contract value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.

- If annuity payments are to begin under the terms of your contract or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent contract years, you can elect one of the following two options:

     1.   apply your contract value to any annuity option available; or

     2. request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

     We must receive your request in a form acceptable to us at our office.

- In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your contract. The amount that will be applied to provide such annuity payments will be the greater of:

     1. the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates guaranteed in your contract; and

     2.   the contract value.

- If no withdrawal was ever taken, we will determine an initial Protected Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

OTHER IMPORTANT CONSIDERATIONS

- Withdrawals under Spousal Lifetime Five are subject to all of the terms and conditions of the contract, including any withdrawal charges.

- Withdrawals made while Spousal Lifetime Five is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. Spousal Lifetime Five does not directly affect the contract value or surrender value, but any withdrawal will decrease the contract value by the amount of the withdrawal (plus any applicable withdrawal charges). If you surrender your contract, you will receive the current surrender value.

- You can make withdrawals from your contract while your contract value is greater than zero without purchasing Spousal Lifetime Five. Spousal Lifetime Five provides a guarantee that if your contract value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

- You must allocate your contract value in accordance with the then available option(s) that we may permit in order to elect and maintain Spousal Lifetime Five.

- There may be circumstances where you will continue to be charged the full amount for Spousal Lifetime Five even when the benefit is only providing a guarantee of income based on one life with no survivorship.

- In order for the surviving Designated Life to continue Spousal Lifetime Five upon the death of an owner, the Designated Life must elect to assume ownership of the contract under the spousal continuation benefit.

ELECTION OF AND DESIGNATIONS OF SPOUSAL LIFETIME FIVE

Spousal Lifetime Five can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Currently, the benefit may only be elected where the contract owner, annuitant and beneficiary designations are as follows:

- One contract owner, where the annuitant and the contract owner are the same person and the beneficiary is the contract owner's spouse. The contract owner/annuitant and the beneficiary each must be at least 55 years old at the time of election; or

- Co-contract owners, where the contract owners are each other's spouses. The beneficiary designation must be the surviving spouse. The first named contract owner must be the annuitant. Both contract owners must each be 55 years old at the time of election.

No ownership changes or annuitant changes will be permitted once this benefit is elected. However, if the contract is co-owned, the contract owner that is not the annuitant may be removed without affecting the benefit.

     Spousal Lifetime Five can be elected at the time that you purchase your contract. We also offer existing contract owners the option to elect Spousal Lifetime Five after the contract date of their contract, subject to our eligibility rules and restrictions. Your contract value as of the date of election will be used as a basis to calculate the initial Protected Withdrawal Value and the Annual Income Amount.

     Currently, if you terminate Spousal Lifetime Five, you will only be permitted to re-elect the benefit or elect the Lifetime Five Income Benefit on any anniversary of the contract date that is at least 90 calendar days from the date the benefit was last terminated.

     We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to contract owners who have an effective Spousal Lifetime Five Income Benefit.

TERMINATION OF SPOUSAL LIFETIME FIVE

Spousal Lifetime Five terminates automatically when your Annual Income Amount equals zero. You may terminate Spousal Lifetime Five at any time by notifying us. If you terminate Spousal Lifetime Five, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. We reserve the right to further limit the frequency election in the future. Spousal Lifetime Five terminates upon your surrender of the contract, upon the first Designated Life to die if the contract is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

    The charge for Spousal Lifetime Five will no longer be deducted from your contract value upon termination of the benefit.

ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS

If you purchase an annuity contract as an investment vehicle for "qualified" investments, including an IRA or Tax Sheltered Annuity (or 403(b)), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your contract beginning after age 70 1/2. For a Tax Sheltered Annuity, this required beginning date can generally be deferred to after retirement, if later. Roth IRAs are not subject to these rules during the contract owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any contract year that required minimum distributions due from your contract that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.


In Section 8 of the prospectuses for Pruco Life Insurance Company Strategic Partners Annuity One 3 (paragraph 5), Strategic Partners FlexElite (version of contract sold on or after May 1, 2003) (paragraph 6), and Strategic Partners Plus 3 (paragraph 5), we amend the following paragraph within the sub-section entitled "Insurance And Administrative Charges" to read as follows:

     "We impose an additional charge of 0.60% annually if you choose the Lifetime Five Income Benefit. We impose an additional charge of 0.75% annually if you choose the Spousal Lifetime Five Income Benefit. The 0.60% and 0.75% charges are in addition to the charge we impose for the applicable death benefit, and are deducted daily based on the account value in the variable investment options. Upon any reset of the amounts guaranteed under these benefits, we reserve the right to adjust the charge to that being imposed at that time for new elections of the benefits."

The following is added as a new paragraph after the last paragraph of the sub-section entitled "Sale And Distribution Of The Contract" in Section 10 of the Pruco Life Insurance Company Strategic Partners Plus prospectus entitled "Other Information", and Section 11 of the Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey Strategic Partners Plus 3 prospectuses entitled "Other Information":

     "On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia") and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. PFI has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%. Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities. The Strategic Partners Plus and Strategic Partners Plus 3 variable annuities are sold through Wachovia Securities."

In Section 10 of the prospectuses for Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey Strategic Partners Advisor entitled "Other Information," we add a new paragraph within the sub-section entitled "Pruco Life Insurance Company" or "Pruco Life Insurance Company of New Jersey", as applicable, to read as follows:

     "[Pruco Life/Pruco Life of New Jersey] publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about [Pruco Life/Pruco Life of New Jersey] that is annually audited by independent accountants. [Pruco Life's/Pruco Life of New Jersey's] annual report for the year ended December 31, 2004, together with subsequent periodic reports that [Pruco Life/Pruco Life of New Jersey] files with the SEC, are incorporated by reference into this prospectus. You can obtain copies of any and all of this information, including the [Pruco Life/Pruco Life of New Jersey] annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for [Pruco Life is 811-07325/Pruco Life of New Jersey is 811-07975]. You may read and copy any filings made by [Pruco Life/Pruco Life of New Jersey] with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling
     (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov."

This supplement should be read and retained with the current prospectus for your annuity contract. If you would like another copy of a current prospectus or a statement of additional information, please contact us at (888) PRU-2888. This supplement is intended to update information in the May 2, 2005 prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity referenced here that you do not own.

                                     PART C:

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(b)   EXHIBITS

(4)

      (s) Endorsement Rider: Joint and Survivor Guaranteed Minimum Payments Benefit (Spousal Lifetime Five) (Note 20)

      (t) Endorsement Supplement: Joint and Survivor Guaranteed Minimum Payments Benefit Schedule (Spousal Lifetime Five) (Note 20)

(7) Contract of reinsurance in connection with variable annuity contract. (Lifetime Five) (Note 21)

--------------------
(Note 20)   Incorporated by reference to Post-Effective Amendment No. 9 to Form
            N-4 to Registration No. 333-75702, filed December 9, 2005 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 21)   Incorporated by reference to Pre-Effective Amendment to Form N-4 to
            Registration No. 333-130989, filed January 12, 2006 on behalf of
            Pruco Life Flexible Premium Variable Annuity Account.

                                   SIGNATURES

      As required by the Securities Act of 1933, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Newark, and the State of New Jersey on this 7th day of February, 2006.

            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                  (Registrant)

                        BY: PRUCO LIFE INSURANCE COMPANY
                                   (Depositor)


Attest: /s/ CLIFFORD E. KIRSCH                      /s BERNARD J. JACOB
            -----------------------------           -------------------
            CLIFFORD E. KIRSCH                      BERNARD J. JACOB
            CHIEF LEGAL OFFICER AND SECRETARY       PRESIDENT

                                   SIGNATURES

           SIGNATURE AND TITLE
           -------------------
                    *
-----------------------------------------
JAMES J. AVERY JR.                                  Date: February 7, 2006
VICE CHAIRMAN AND DIRECTOR

                    *
-----------------------------------------
BERNARD J. JACOB
PRESIDENT AND DIRECTOR

                    *
-----------------------------------------
JOHN CHIEFFO
VICE PRESIDENT, CHIEF ACCOUNTING OFFICER,
AND PRINCIPAL FINANCIAL OFFICER

                    *                               *By /s/ CLIFFORD E. KIRSCH
-----------------------------------------               ---------------------
C. EDWARD CHAPLIN                                           CLIFFORD E. KIRSCH
SENIOR VICE PRESIDENT AND DIRECTOR                          (ATTORNEY-IN-FACT)

                    *
-----------------------------------------
HELEN M. GALT
DIRECTOR

                    *
-----------------------------------------
RONALD P. JOELSON
DIRECTOR

                    *
-----------------------------------------
DAVID R. ODENATH, JR.
DIRECTOR